--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Municipal
Securities Income
Fund

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 26, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Municipal Securities Income Fund's (the "Fund") semi-annual reporting period ended April 30, 2002.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
ACM Municipal Securities Income Fund (NAV)                  -0.78%       5.50%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                         1.08%       7.00%
--------------------------------------------------------------------------------
The Fund's Market Price Per Share on April 30, 2002 was $12.05.

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

      Additional investment results appear on pages 5-7.

Investment Results

The Fund's returns at net asset value (NAV) for the six- and 12-month periods ended April 30, 2002 are compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

The Fund underperformed the Lehman Brothers Municipal Bond Index for both the six- and 12-month periods ended April 30, 2002. The Fund's lagging performance reflects, in part, its income orientation. The Fund is structured to maximize income through both maturity selection and the use of credit research. The Fund also employs leverage to enhance income in order to provide an attractive dividend to shareholders. Over the past six months, since rates have risen, this leverage has caused the Fund to underperform unleveraged stocks and, thus, the less interest rate-sensitive Lehman Brothers Municipal Bond Index. The Fund's performance has also been impacted by widening spreads in specific sectors, in-


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

cluding airline-related bonds which declined in price following September 11.

Market Overview

The municipal bond market outperformed taxable fixed income sectors on both an absolute and after-tax basis for the six-month period ended April 30, 2002. On an after-tax basis, the municipal bond market outperformed the taxable fixed income market by over 100 basis points over the past six and 12 months. The municipal bond market's outperformance over this time period is a result of strong demands for municipal bonds by investors seeking shelter from market volatility and taxes.

The markets have undergone a number of transitions over the last six months. The economy, however, appears to be recovering. The current military campaign against terrorism has led to higher government expenditures. The U.S. Federal Reserve appears to have completed its series of 11 interest rate cuts and is expected to raise the Fed Funds rate target sometime later this year in response to evidence of a stronger economy. The combination of these events has resulted in a higher level of market volatility.

Although the market consensus is that the U.S. Federal Reserve will reverse direction, there is a wide range of opinion as to its timing. As the economy rebounds, investors are reducing their expected rates of return on equities to more rational levels reflective of longer-term historic averages. Investors have rediscovered the benefits of diversification and are reallocating assets in favor of fixed income, specifically tax-exempt, securities. This has led to a strong demand for municipal bond investments.

The U.S. economic conditions have had a mixed effect on the credit profile of municipalities. Cities, counties and school district credits have remained stable despite the slowdown. These local governments have benefited from steady property tax receipts due to the ongoing strength of the housing market. States, however, experienced greater budgetary shortfalls as sales and income tax receipts have been below projections and spending on health care and social services has continued to rise. Given these widespread budget problems, several states were placed on negative outlook by the rating agencies during the first quarter of this year. If the U.S. economic recovery remains slow, local governments' finances may come under pressure as states are forced to reduce outlays in order to balance their own budgets. Currently, the Fund has minimal exposure to general obligation debt.

Despite the credit concerns listed above, the overall credit quality of the municipal bond market is very strong and, for the most part, unaffected by many of the excesses currently impacting the corporate bond market. Among all municipal issuers, credit rating upgrades exceeded downgrades during the quarter. Health care remains the weakest sector within the municipal bond market, with industry-wide financial pressure leading to more downgrades than upgrades for the sector.


--------------------------------------------------------------------------------
2 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

The last several months have provided a number of opportunities to reposition the Fund. This repositioning focused on the coupon structure, maturity range and credit profile. In addition, protection against early redemption, and, therefore reinvestment risk, was improved. As part of our ongoing research surveillance process, each holding in the Fund is evaluated on the basis of its relative credit risk, individually and as part of a sector of the market. Using those evaluations, we have selectively adjusted the Fund's exposure to specific bonds or sectors. For example, in anticipation that the health care sector may come under additional financial and competitive pressures, we have been selectively reducing our exposure in the sector.

Over the past six and 12 months, there has been an increased level of volatility in the municipal bond market. This facilitates repositioning the Fund and the investment of new cash. For example, when demand for municipal bonds by individual investors pushes prices higher, we selectively sell positions. Bonds chosen for sale have, in our opinion, reached their maximum expected price appreciation. When market volatility causes price declines, we look for buying opportunities for new cash. We also consider replacing current holdings with similar bonds that offer higher yields given the general market decline.

Outlook

Market volatility should continue to provide attractive investment opportunities over the next three to six months. The sources of this volatility will continue to include the uncertainty of the economy's turnaround, the timing of a tightening by the U.S. Federal Reserve, the spillover of volatility from the equity market and geopolitical event risk. We expect the economy to continue to recover and, therefore, consider current U.S. Federal Reserve policy to be unsustainably accommodative. Nonetheless, any initial increases in the Fed Funds target rate should be incremental and analogous more to taking one's foot off the accelerator rather than putting it on the brake.

We remain confident that the U.S. Federal Reserve will adjust policy sufficiently to contain inflation. The U.S. Federal Reserve's actions should result in a flatter yield curve. In other words, the difference between yields on long-term bonds and short-term bonds should decline. Most of this decline will result from rising yields on short-term bonds. Currently, the Fund is mostly invested in long-term bonds. However, the current volatility should continue to provide opportunities for repositioning it. Market volatility, particularly in equities, will also influence individual investment decisions, in favor of municipal bonds, going forward.

We expect more investors to embrace an asset allocation-based approach to investing. We further anticipate that investors will select municipal bonds for the conservative portion of their fixed income allocation. The historically strong credit quality of the municipal bond market and the obvious benefit of tax-free income should cause municipal bonds to be a major part of individual investors' portfolios. Therefore,


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

demand for municipal securities should continue to outpace supply, and tax-free investments should remain attractive on a relative value basis.

Thank you for your investment in Alliance Municipal Securities Income Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance Hults

Terrance Hults
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     David M. Dowden

[PHOTO]     Terrance Hults

Portfolio Managers, David M. Dowden and Terrance Hults, have over 25 years combined investment experience.


--------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
4/30/93* TO 4/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Lehman Brothers Municipal Bond Index: $17,155

ACM Municipal Securities Income Fund (NAV): $15,669

                         ACM Municipal Securities           Lehman Brothers
                              Income Fund                   Muni Bond Index
-------------------------------------------------------------------------------
     4/30/93                     $10,000                       $10,000
     4/30/94                     $ 9,622                       $10,216
     4/30/95                     $ 9,734                       $10,895
     4/30/96                     $10,810                       $11,761
     4/30/97                     $11,999                       $12,542
     4/30/98                     $13,644                       $13,708
     4/30/99                     $14,443                       $14,660
     4/30/00                     $12,987                       $14,526
     4/30/01                     $14,852                       $16,032
     4/30/02                     $15,669                       $17,155

This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 4/30/93 to 4/30/02) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

When comparing ACM Municipal Securities Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

*     Closest month-end after Fund's inception date of 4/29/93.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

     ACM Municipal Securities Income Fund (NAV)--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                    ACM Municipal              Lehman Brothers
                                  Securities Income            Municipal Bond
                                      Fund (NAV)                    Index
--------------------------------------------------------------------------------
      4/30/94*                          -3.79%                       2.16%
      4/30/95                            1.17%                       6.65%
      4/30/96                           11.06%                       7.95%
      4/30/97                           10.99%                       6.63%
      4/30/98                           13.71%                       9.30%
      4/30/99                            5.85%                       6.95%
      4/30/00                          -10.09%                      -0.92%
      4/30/01                           14.36%                      10.37%
      4/30/02                            5.50%                       7.00%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.

* The Fund's return for the period ended 4/30/94 is from the Fund's inception date of 4/29/93 through 4/30/94. The benchmark's return for the period ended 4/30/94 is from 4/30/93 through 4/30/94.


--------------------------------------------------------------------------------
6 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATE       PORTFOLIO STATISTICS

4/29/93              Net Assets Applicable to Common Shareholders
                     ($mil): $127.6

BOND QUALITY RATING

    20.31%  AAA
    15.18%  AA
    35.14%  A                               [PIE CHART OMITTED]
    23.73%  BBB
     5.64%  BB

HOLDINGS BY STATE

    12.19%  Florida
    11.80%  New York
     9.60%  Texas
     9.20%  District of Columbia
     8.23%  Ohio
     6.54%  Michigan
     6.39%  Massachusetts
     5.82%  Mississippi                     [PIE CHART OMITTED]
     5.12%  Tennessee
     4.35%  Washington
     3.53%  West Virginia
     3.46%  Indiana
     3.36%  Pennsylvania
     2.01%  Georgia
     8.40%  Other

All data as of April 30, 2002. The Fund's quality rating and state holdings are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in North Dakota, Illinois, Louisiana, Connecticut, Minnesota, Maine and Colorado.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                            Standard    Principal
                                            & Poor's       Amount
                                              Rating        (000)              Value
------------------------------------------------------------------------------------
Long-Term Investments-156.1%
Colorado-0.7%
Colorado Rev
   E-470 Pub Hwy Auth Ser 00B
   Zero coupon, 9/01/35 ..................      BBB-      $10,000      $     850,600
                                                                       -------------

Connecticut-2.4%
Connecticut
   Public Improv (Mohegan Tribe) Ser 01
   6.25%, 1/01/31 ........................      BBB-        3,000          3,006,150
                                                                       -------------

District of Columbia-15.4%
District of Columbia
   Tobacco Settlement Corp Ser 01
   6.75%, 5/15/40 ........................         A       19,100         19,660,012
                                                                       -------------

Florida-20.4%
Collier County Hlth Fac Rev
   (The Moorings Proj) Ser 94
   7.00%, 12/01/19 .......................        A-        2,000          2,066,800
Florida Hsg Fin Corp Rev
   (Westlake Apts) Ser 02-D1
   AMT FSA
   5.40%, 3/01/42 ........................       AAA        8,780          8,596,410
Florida Hsg Fin Corp Rev
   (Westminster Apts) Ser 02-E1
   AMT FSA
   5.40%, 4/01/42 ........................       AAA        2,850          2,800,353
Lee County Hlth Fac Rev
   (Shell Point Village Proj) Ser 99A
   5.50%, 11/15/29 .......................      BBB-       10,170          8,909,124
Orlando FL Utilities
   Water & Elec Rev Ser 93A
   9.395%, 10/06/17(a) ...................       AA-        1,720          1,834,673
   9.395%, 10/06/17(a)(b) ................       AA-        1,595          1,806,672
                                                                       -------------
                                                                          26,014,032
                                                                       -------------

Illinois-2.7%
Chicago IL Spec Fac
   (American Airlines) Ser 94
   8.20%, 12/01/24 .......................        BB        3,500          3,503,570
                                                                       -------------

Indiana-5.8%
Warrick Cnty Ind Rev
   (Southern IN Gas & Electric) Ser 93B
   AMT
   6.00%, 5/01/23 ....................            A-        7,290          7,399,350
                                                                       -------------


--------------------------------------------------------------------------------
8 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                            Standard    Principal
                                            & Poor's       Amount
                                              Rating        (000)              Value
------------------------------------------------------------------------------------
Louisiana-2.5%
Calcasieu Parish SFMR
   Mortgage Rev Ser 97A
   AMT GNMA/FNMA
   6.40%, 4/01/32(c) .....................       Aaa      $   265      $     272,566
Louisiana
   Tobacco Settlement Corp Ser 01B
   5.875%, 5/15/39 .......................         A        3,275          2,955,917
                                                                       -------------
                                                                           3,228,483
                                                                       -------------

Maine-0.8%
Jay ME Solid Waste Disp Rev
   (International Paper Co) Ser 99B
   AMT
   6.20%, 9/01/19 .........................      BBB        1,000            999,890
                                                                       -------------

Massachusetts-10.7%
Mass Dev Fin Agy Ed Fac
   (Regis College) Ser 98
   5.50%, 10/01/28 .......................      BBB-        5,865          4,960,265
Mass Health & Ed Fac Hosp Rev
   (New England Med Ctr) Ser 94
   MBIA
   8.73%, 7/01/18(a) .....................       AAA        5,000          5,058,600
Mass HFA MFHR
   Residential Hsg Ser 00A
   AMT AMBAC
   6.00%, 7/01/41 ........................       AAA        2,965          3,051,400
Mass HFA MFHR
   Residential Hsg Ser 00H
   AMT MBIA
   6.65%, 7/01/41 ........................       AAA          555            589,343
                                                                       -------------
                                                                          13,659,608
                                                                       -------------

Michigan-10.9%
Michigan St Hosp Fac Rev
   (Trinity Health) Ser 00A
   6.00%, 12/01/27 .......................       AA-        3,000          3,099,090
Saginaw Mich Hosp Fac Rev
   (Covenant Med Ctr) Ser 00F
   6.50%, 7/01/30 ........................         A       10,400         10,873,096
                                                                       -------------
                                                                          13,972,186
                                                                       -------------

Minnesota-1.8%
Bass Brook Pollution Ctl Rev
   (Minnesota Pwr & Light Co) Ser 92
   6.00%, 7/01/22 ........................         A        2,250          2,284,785
                                                                       -------------


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                            Standard    Principal
                                            & Poor's       Amount
                                              Rating        (000)              Value
------------------------------------------------------------------------------------
Mississippi-7.0%
Adams County Poll Ctl Rev
   (International Paper Co) Ser 99A
   AMT 6.25%, 9/01/23 ....................       BBB      $ 5,000      $   5,038,100
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj) Ser 01A
   5.75%, 7/01/31(c) .....................        A2        4,000          3,905,720
                                                                       -------------
                                                                           8,943,820
                                                                       -------------

New York-19.8%
Nassau County
   Tobacco Settlement Corp Ser 99
   6.60%, 7/15/39 ........................        A-        6,445          6,712,983
New York City Indl Dev Agy Rev
   (Terminal One Group) Ser 94
   AMT
   6.125%, 1/01/24(c) ....................        A3       10,600         10,735,574
New York City Indl Dev Agy Rev
   (British Airways Plc) Ser 98
   AMT
   5.25%, 12/01/32 .......................      BBB-       10,480          7,764,527
                                                                       -------------
                                                                          25,213,084
                                                                       -------------

North Dakota-3.2%
North Dakota St HFA SFMR
   Mortgage Rev Ser 98E
   AMT
   5.25%, 1/01/30(c) .....................       Aa2        4,225          4,056,000
                                                                       -------------

Ohio-13.8%
Cuyahoga County Hosp Fac Rev
   (University Hosp Hlth) Ser 00
   7.50%, 1/01/30 ........................       BBB        4,250          4,605,130
Ohio HFA SFMR
   Mortgage Rev Ser 97
   AMT GNMA
   6.15%, 3/01/29(c) .....................       Aaa        8,570          8,782,108
Ohio State Wtr Dev Auth Solid Waste
   (North Star) Ser 95
   AMT
   6.45%, 9/01/20 ........................         A        4,075          4,200,143
                                                                       -------------
                                                                          17,587,381
                                                                       -------------

Pennsylvania-5.6%
Pennsylvania HFA SFMR
   Mortgage Rev Ser 99-68A
   AMT
   6.15%, 10/01/30 .......................       AA+        7,000          7,183,540
                                                                       -------------


--------------------------------------------------------------------------------
10 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                            Standard    Principal
                                            & Poor's       Amount
                                              Rating        (000)              Value
------------------------------------------------------------------------------------
Tennessee-8.6%
Tenn Educ Loan Rev
   Educational Funding of South Ser 97B
   AMT
   6.20%, 12/01/21(c) ....................       Aa2      $10,600      $  10,947,998
                                                                       -------------

Texas-10.8%
Alliance Arpt Auth Fac Imp Rev
   (American Airlines) Ser 90
   AMT
   7.50%, 12/01/29 .......................        BB        2,795          2,603,626
Dallas-Fort Worth Arpt Fac Rev
   (American Airlines) Ser 99
   AMT
   6.375%, 5/01/35 .......................        BB        7,510          5,937,631
Lower Colorado Riv Resource Rev
   (Samsung Corp) Ser 00
   AMT
   6.95%, 4/01/30 ........................      BBB-        5,000          5,261,100
                                                                       -------------
                                                                          13,802,357
                                                                       -------------

Washington-7.3%
Pilchuck Dev Pub Corp Spec Fac
   (BF Goodrich) Ser 93
   AMT
   6.00%, 8/01/23 ........................      BBB+        9,500          9,298,125
                                                                       -------------

West Virginia-5.9%
West Virginia Pkwys Econ
   Parkway Rev Ser 93
   FGIC
   9.857%, 5/16/19(a) ....................       AAA        7,100          7,541,762
                                                                       -------------

Total Long-Term Investments
   (cost $194,049,227) ...................                               199,152,733
                                                                       -------------

Short-Term Investments-11.4%
Georgia-3.4%
Burke County Poll Ctl Rev
   (Georgia Pwr Co) Ser 94
   1.85%, 5/01/02(d) .....................       A-1        4,300          4,300,000
                                                                       -------------

Mississippi-2.7%
Jackson County Port Fac Rev
   (Chevron USA Inc) Ser 93
   1.65%, 5/01/02(c)(d) ..................       P-1        3,500          3,500,000
                                                                       -------------


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                            Standard    Principal
                                            & Poor's       Amount
                                              Rating        (000)              Value
------------------------------------------------------------------------------------
Texas-5.3%
Dallas-Fort Worth Arpt Fac Rev
   AMT MBIA Ser 97
   1.80%, 5/01/02(d) .....................      A-1+      $   700      $     700,000
Gulf Coast Waste Poll Ctl Rev
   (Exxon Corp) Ser 95
   1.65%, 5/01/02(d) .....................      A-1+        6,000          6,000,000
                                                                       -------------
                                                                           6,700,000
                                                                       -------------

Total Short-Term Investments
   (cost $14,500,000) ....................                                14,500,000
                                                                       -------------

Total Investments-167.5%
   (cost $208,549,227) ...................                               213,652,733
Other assets less liabilities-3.1% .......                                 3,923,386
Preferred Stock-(70.6)% ..................                               (90,000,000)
                                                                       -------------

Net assets applicable to common
   shareholders-100%(e) ..................                             $ 127,576,119
                                                                       =============

(a) Inverse Floater Security -- Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

(c)   Moody's or Fitch Rating.

(d) Variable rate instrument. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted or the date on which the security can be redeemded at par.

(e) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      AMBAC - American Municipal Bond Assurance Corporation
      AMT   - Alternative Minimum Tax
      FGIC  - Financial Guaranty Insurance Company
      FNMA  - Federal National Mortgage Association
      FSA   - Financial Security Assurance
      GNMA  - Government National Mortgage Association
      HFA   - Housing Finance Agency
      MBIA  - Municipal Bond Investors Assurance
      MFHR  - Multi-Family Housing Revenue
      SFMR  - Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $208,549,227) .....     $ 213,652,733
Cash ........................................................            90,773
Interest receivable .........................................         4,002,320
Prepaid expenses and other assets ...........................            41,186
                                                                  -------------
Total assets ................................................       217,787,012
                                                                  -------------
Liabilities
Advisory fee payable ........................................            89,535
Dividend Payable ............................................            59,047
Accrued expenses and other liabilities ......................            62,311
                                                                  -------------
Total liabilities ...........................................           210,893
                                                                  -------------
Preferred Stock:
   $.01 par value per share; 3,600 shares Auction Preferred
   Stock authorized, issued and outstanding at $25,000 per
   share liquidation preference .............................        90,000,000
                                                                  -------------
Net assets applicable to common shareholders ................     $ 127,576,119
                                                                  =============
Composition of Net Assets
Applicable to Common Shareholders
Common Stock:
   $.01 par value per share; 100,000,000 shares authorized,
   10,962,346 shares issued and outstanding .................     $     109,623
Additional paid-in capital ..................................       148,752,420
Undistributed net investment income .........................           731,051
Accumulated net realized loss on investments ................       (27,120,481)
Net unrealized appreciation on investments ..................         5,103,506
                                                                  -------------
Net assets applicable to common shareholders ................     $ 127,576,119
                                                                  =============
Net Asset Value Per Share of Common Stock--
   $127,576,119 divided by 10,962,346 shares of
   Common Stock outstanding .................................            $11.64
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Interest .........................................                  $ 7,144,876
Expenses
Advisory fee .....................................     $541,983
Administrative fee ...............................      162,595
Auction Agent fee ................................      124,240
Audit and legal ..................................       50,004
Custodian ........................................       49,220
Directors' fees ..................................       16,243
Printing .........................................       15,571
Transfer Agency ..................................       13,799
Miscellaneous ....................................       13,032
                                                       --------
Total expenses ...................................                      986,687
                                                                    -----------
Net investment income ............................                    6,158,189
                                                                    -----------
Realized and Unrealized Loss on
   Investments
Net realized loss on investment transactions .....                     (131,563)
Net change in unrealized appreciation/depreciation
   on investments ................................                   (6,348,451)
                                                                    -----------
Net loss on investments ..........................                   (6,480,014)
                                                                    -----------
Dividends to Shareholders From Net
   Investment Income
   Auction Preferred Stock .......................                     (793,498)
                                                                    -----------
Net Decrease in Net Assets Applicable
   to Common Shareholders from Operations ........                  $(1,115,323)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                    Ended          Year Ended
                                               April 30, 2002      October 31,
                                                 (unaudited)          2001
                                               ==============     =============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
   from Operations
Net investment income ....................     $   6,158,189      $  12,547,773
Net realized gain (loss) on investment
   transactions ..........................          (131,563)         4,149,285
Net change in unrealized
   appreciation/depreciation
   on investments ........................        (6,348,451)           790,329
Dividends to shareholders from
   net investment income
   Auction Preferred Stock ...............          (793,498)        (2,950,137)
                                               -------------      -------------
Net increase (decrease) in net assets
   applicable to common shareholders
   from operations .......................        (1,115,323)        14,537,250
Dividends and Distributions to
Common Shareholders from
Net investment income ....................        (3,966,388)        (9,597,636)
Distributions in excess of net investment
   income
   Common Stock ..........................                -0-          (667,252)
Capital Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock ..............           456,730            786,965
                                               -------------      -------------
Total increase (decrease) ................        (4,624,981)         5,059,327
Net Assets Applicable
to Common Shareholders
Beginning of period ......................       132,201,100        127,141,773
                                               -------------      -------------
End of period ............................     $ 127,576,119      $ 132,201,100
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are re-


--------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

classified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Change in Accounting Principle

In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D") - 98, Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred shares in the financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its auction preferred shares outside of net assets and has presented dividends to preferred shareholders on such auction preferred shares in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets attributable to common shareholders and the financial highlights to the operating activity. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2002, there was no reimbursement paid to AGIS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $28,987,620 and $45,954,595 respectively, for the six months ended April 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

NOTE D

Taxes

For federal income tax purposes at October 31, 2001, the Fund had a capital loss carry forward of $26,690,191; of which $9,919,727 expires in 2003, $6,475,518 expires in 2007 and $10,294,946 expires in the year 2008.

NOTE E

Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. At April 30, 2002, 10,962,346 shares were outstanding. During the six months ended April 30, 2002, and the year ended October 31, 2001, the Fund issued 38,806 and 64,359 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A is 1.55%, effective through May 2, 2002. The dividend rate on Series B is 1.979%, effective through May 1, 2002. The dividend rate on Series C is 1.50%, effective through May 3, 2002.


--------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months
                                               Ended
                                           April 30,                                  Year Ended October 31,
                                                2002          --------------------------------------------------------------------
                                         (unaudited)              2001           2000           1999           1998           1997
                                         -----------------------------------------------------------------------------------------
Net asset value,
   beginning of period ................     $  12.10          $  11.71       $  11.64       $  13.49       $  13.46       $  12.74
                                         -----------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income .................          .56              1.15           1.12           1.11           1.16           1.20
Net realized and unrealized
   gain (loss) on investment
   transactions .......................         (.59)              .45            .16          (1.82)           .04            .72
Common Stock equivalent
   of dividends paid to Auction
   Preferred shareholders
   from net investment income .........         (.07)             (.27)          (.34)          (.27)          (.29)          (.31)
                                         -----------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .........................         (.10)             1.33            .94           (.98)           .91           1.61
                                         -----------------------------------------------------------------------------------------
Less: Dividends and
   Distributions to
   Common Shareholders
Dividends from net
   investment income ..................         (.36)             (.88)          (.78)          (.84)          (.86)          (.89)
Distributions in excess of net
   investment income ..................           -0-             (.06)          (.09)          (.03)          (.02)            -0-
                                         -----------------------------------------------------------------------------------------
Total dividends and distributions .....         (.36)             (.94)          (.87)          (.87)          (.88)          (.89)
                                         -----------------------------------------------------------------------------------------
Net asset value,
   end of period ......................     $  11.64          $  12.10       $  11.71       $  11.64       $  13.49       $  13.46
                                         =========================================================================================
Market value, end of period ...........     $  12.05          $  12.70       $  12.56       $  11.69       $  14.06       $  14.12
                                         =========================================================================================
Total Investment Return
Total investment return based on:(a)
   Market value .......................        (2.14)%            9.14%         16.16%        (11.14)%         6.19%         22.34%
   Net asset value ....................        (0.78)%           11.59%          8.74%         (7.76)%         6.89%         13.24%
Ratios/Supplemental Data
Net assets, applicable to common
   shareholders, end of period
   (000's omitted) ....................     $127,576          $132,201       $127,142       $125,580       $144,995       $143,641
Ratio to average net assets of
   common shareholders:
   Expenses ...........................         1.55%(b)          1.53%          1.61%          1.45%          1.45%          1.55%
   Net investment income ..............         9.65%(b)          9.60%          9.92%          8.54%          8.58%          9.35%
   Preferred stock dividends ..........        (1.24)%(b)        (2.26)%        (3.03)%        (2.08)%        (2.20)%        (2.39)%
   Net investment income
      after preferred stock
      dividends .......................         8.41%(b)          7.34%          6.89%          6.46%          6.38%          6.96%
Portfolio turnover rate ...............           13%               82%           360%           292%            60%            90%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)   Annualized.


--------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

A Joint Annual Meeting of Stockholders of ACM Municipal Securities Income Fund, Inc. was held on March 20, 2002. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                      Authority
                                                         Voted For     Withheld
================================================================================
1. To elect directors:         Class Two Nominees
                               (term expires in 2005)
                               William H. Foulk, Jr.     10,173,760     95,456
                               David H. Dievler          10,171,598     97,618

                                                                      Authority
                                                         Voted For     Withheld
================================================================================
2. To elect director
   for preferred               (term expires in 2005)
   stockholders:               Dr. James Hester            3,282          -0-

                                          Voted For    Voted Against    Abstain
================================================================================
3. Approval of the
   Amendment to the
   Charter authorizing
   the Board of Directors
   from time to time to
   increase the number of
   authorized shares of
   stock of the corporation.               5,640,892      691,481       257,568


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Guy Davidson, Senior Vice President
Wayne D. Lyski, President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock:

Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

Dividend Paying Agent,
Transfer Agent And Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036-6530

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements there, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 25

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
26 o ACM MUNICIPAL SECURITIES INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o ACM MUNICIPAL SECURITIES INCOME FUND

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MSISR0402